UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2004

                        In Vivo Medical Diagnostics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                       0-49972                  84-1579760
 -----------------------------    ------------------------  -------------------
 (State or other jurisdiction     (Commission File Number)    (IRS Employer
  of incorporation)                                         Identification No.)


   The Green House, Beechwood Business Park North, Inverness, Scotland IV2 3BL
   ---------------------------------------------------------------------------
                    (Address of principal executive offices)

                               011-44-1463-667-347
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17CFR230-425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On July 30, 2004, the security holders of Hall Effect Medical Products, Inc. consummated the transactions contemplated by a share exchange agreement (the "Share Exchange Agreement"), dated as of June 30, 2004, by and among Sports Information and Publishing Corp. (the "Company"), Michael D. Tanner, HEMP Trustees Limited, as the corporate trustee of the HEMP Employment Benefit Trust, John Fuller, Brian Cameron, Westek Limited, and the security holders of Hall Effect Medical Products, Inc. As a result of the exchange, Hall Effect Medical Products, Inc. became our wholly owned subsidiary and changed its name to In Vivo Medical Diagnostics, Inc. ("In Vivo DE").

Thereafter, the parties to the Share Exchange agreed to amend the terms of the agreement to correct certain information regarding (i) the number of shares issued in connection with the transactions contemplated by the agreement, and
(ii) the capitalization of the Company both before and after the transactions contemplated by the agreement.

Pursuant to the Share Exchange, as amended, the Company:

     o Increased its authorized capital stock to 100,000,000 shares of common stock and 50,000,000 shares of preferred stock;

     o issued to the former holders of 8,000,000 shares of In Vivo DE preferred stock, an aggregate of 34,343,662 shares of our 4% voting redeemable convertible preferred stock (the "4% Preferred Stock");

     o issued to the former holders of shares of In Vivo DE common stock, an aggregate of 38,636,453 shares of our common stock;

     o issued 1,636,233 additional shares of our common stock to holders of $467,495 of promissory notes, issued by In Vivo DE's wholly owned subsidiaries, IVMD UK Limited (formerly Hall Effect Technologies Limited) and Jopejo Ltd., in exchange for the cancellation of such notes; and

     o    agreed to cause the resignation of all current members of our board of
          directors   and  appoint  new   directors  as  designated  by  certain
          shareholders or affiliates of In Vivo DE.

Each full share of the Company's 4% Preferred Stock is convertible at any time after October 31, 2005, at the option of the holder, into one full share of our common stock. The shares of 4% Preferred Stock vote, together with our outstanding common stock on an "as converted" basis, at any regular or special meeting of our stockholders called for the purpose of electing directors of our company or to vote on any other matter requiring shareholder approval under Colorado corporate law.

As a result of the transactions and share issuances completed in connection with the Share Exchange, the Company's capitalization is as follows:

     o    51,376,686 shares of common stock; and
     o    34,343,662 shares of 4% Convertible Preferred Stock.


Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Share Exchange, the Company's Board of Directors approved a change in the Company's fiscal year end from December 31 to July 31 (the year end of In Vivo DE), to be effective beginning July 31, 2004.


Item 9.01  Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

         (1)      IVMD UK Limited (formerly Hall Effect Technologies Limited)

         (2)      Jopejo Limited

(b) Pro forma financial information.

     The following are the unaudited pro forma financial statements as of June 30, 2004, for the nine months ended June 30, 2004 and for the year ended September 30, 2003.

         The unaudited pro forma consolidated balance sheet as of June 30, 2004 reflects the following transactions as if such transactions occurred as of June 30, 2004. The unaudited pro forma consolidated statements of operations for the nine months ended June 30, 2004 and the year ended September 30, 2003 reflect the following transactions as if such transactions occurred as of October 1, 2002:

     o    The  acquisition  by  the  Company,   of  In  Vivo  DE,  and  its  two
          wholly-owned subsidiaries, IVMD UK Limited (formerly Hall Effect Technologies Limited) ("HET") and Jopejo Limited ("Jopejo"), and

     o The acquisition by In Vivo DE of IVMD UK Limited (formerly Hall Effect Technologies Limited) and Jopejo Limited.

     Adjustments for these transactions are presented in the notes to the unaudited pro forma financial statements. The unaudited pro forma financial statements and accompanying notes should be read in conjunction with the historical financial statements included in the Company's previous filings with the Securities and Exchange Commission and the audited IVMD UK Limited (formerly
HET) and Jopejo financial statements included herein.

     The information presented under the headings In Vivo DE, HET and Jopejo represents the financial statements of In Vivo Medical Diagnostics, Inc., a Delaware corporation, IVMD UK Limited (formerly HET) and Jopejo Limited, respectively. In this case, there were no material items that were excluded from the acquisition and, accordingly, there are no further adjustments to the historical results of operations of In Vivo DE, IVMD UK Limited (formerly HET) and Jopejo.

     The pro forma balance sheet and the pro forma statements of operations were derived by adjusting the historical financial statements of the Company. The adjustments are based on currently available information and, therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudtied pro forma financials statements do not purport to present the financial position or results of operations had the acquisition or the other transactions actually been completed as of the dates indicated. Moreover, the statements do not project the financial position or results of operations for any future date or period.

(c)  Exhibits

Exhibit Number                            Description
--------------      ------------------------------------------------------------
2.1                 Share Exchange  Agreement,  dated as of June 30, 2004, among
                    Sports Information and Publishing Corp.,  Michael D. Tanner,
                    HEMP Trustees Limited (as the corporate  trustee of the HEMP
                    Employees Benefit Trust), John Fuller, Brian Cameron, Westek
                    Limited  and the  other  holders  of  securities  of In Vivo
                    Medical  Diagnostics,  Inc.  (formerly  Hall Effect  Medical
                    Products).(1)

2.2 Amendment No. 1 to Share Exchange Agreement, effective as of July 31, 2004, among Sports Information and Publishing Corp., Michael D. Tanner, HEMP Trustees Limited (as the corporate trustee of the HEMP Employees Benefit Trust), John Fuller, Brian Cameron, Westek Limited and the other holders of securities of In Vivo Medical Diagnostics, Inc. (formerly Hall Effect Medical Products).

99.1                Press Release dated July 14, 2004.(1)

______________________

     (1) Incorporated by reference to the Form 8-K filed by the Company on August 10, 2004.
______________________

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned hereunto duly authorized.

                                              In Vivo Medical Diagnostics, Inc.
                                              ---------------------------------
                                                         (Registrant)

Date:  February 3, 2005                       /s/ Jonathan Fuller
--------------------------                    ---------------------------------
                                              Chief Executive Officer

Item 9.01 A.1 - IVMD UK Limited

                                 IVMD UK LIMITED
                   (Formerly Hall Effect Technologies Limited)
                          (A Development Stage Company)

                              Financial Statements

                           September 30, 2003 and 2002

                  (with Report of Independent Auditors Thereon)

                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                          (A Development Stage Company)
                          Index to Financial Statements


                                                                           Page
                                                                           ----

Report of Independent Auditors ...........................................  F-2

Balance Sheet at September 30, 2003 ......................................  F-3

Statements of Operations for the years ended September 30, 2003 and
     2002, and for the period from March 26, 1997 (inception) through
     September 30, 2003 ..................................................  F-4

Statements of Other Comprehensive Loss for the years ended September
     30, 2003 and 2002, and for the period from March 26, 1997
     (inception) through September 30, 2003 ..............................  F-5

Statement of Changes in Shareholders' Deficit
     for the period from March 26, 1997 (inception) through
     September 30, 2003  .................................................  F-6

Statements of Cash Flows for the years ended September 30, 2003 and
     2002, and for the period from March 26, 1997 (inception) through
     September 30, 2003 ..................................................  F-7

Notes to Financial Statements ............................................  F-8

Cordovano and Honeck, P.C.                          Certified Public Accountants
________________________________________________________________________________
                                                               201 Steele Street
                                                                       Suite 300
                                                          Denver, Colorado 80206
                                                            (303) 329-0220 Phone
                                                              (303) 316-7493 Fax
________________________________________________________________________________



                         Report of Independent Auditors


The Board of Directors
IVMD UK Limited (formerly Hall Effect Technologies Limited):


We have audited the accompanying balance sheets of IVMD UK Limited (formerly Hall Effect Technologies Limited) (a development stage company) as of September 30, 2003, and the related statements of operations and cash flows for the years ended September 30, 2003 and 2002, and for the period from March 26, 1997 (inception) through September 30, 2003, and the statement of shareholders' deficit for the period from March 26, 1997 (inception) through September 30, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Companies Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IVMD UK Limited (formerly Hall Effect Technologies Limited) as of September 30, 2003, and the results of its operations and its cash flows for the years ended September 30, 2003 and 2002, and for the period from March 26, 1997 (inception) through September 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As discussed in Note 2 to the financial statements, the Company is a development stage enterprise and has not yet established significant revenues from operations. Therefore, it has suffered a cumulative net loss since inception that has resulted in a net capital deficit at September 30, 2003. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Cordovano and Honeck, P.C.
------------------------------
Cordovano and Honeck, P.C.


Denver, Colorado
December 30, 2004

                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                               A Development Stage
                                    Company)
                                  Balance Sheet
                               September 30, 2003

                                     Assets
Current assets:
    Cash ................................................................   $     9,773
    Accounts receivables ................................................       181,803
    Due from affiliate ..................................................       400,941
                                                                            -----------
                  Total current assets ..................................       592,517

Property and equipment, net .............................................        26,287
                                                                            -----------

                                                                            $   618,804
                                                                            ===========

                      Liabilities and Shareholders' Deficit

Current liabilities:
    Accounts payable ....................................................   $   205,155
    Accrued liabilities .................................................        52,392
    Notes payable to directors ..........................................         3,478
    Payable to affiliates ...............................................     2,963,279
                                                                            -----------
                  Total current liabilities .............................     3,224,304
                                                                            -----------

Cumulative redeemable preferred stock, (pound)1 par value, 221,091 shares authorized, 221,091 shares issued and
    outstanding, at redemption value ....................................       368,583
Cumulative Class C redeemable preferred stock, (pound)1 par value,
    221,091 shares authorized, -0- shares issued and outstanding ........          --

Shareholders' deficit:
    Class B preferred stock, (pound)1par value, 7,844 shares authorized,
       no shares issued and outstanding .................................          --
    Common stock , (pound)1 par value, 19,609 shares authorized,
       19,609 shares issued and outstanding .............................        31,776
    Common stock , (pound)1 par value, 10,000 shares authorized,
       no shares issued and outstanding .................................          --
    Class A common stock , (pound)1 par value, 11,765 shares authorized,
       no shares issued and outstanding .................................          --
    Deficit accumulated during the development stage ....................    (2,737,782)
    Accumulated other comprehensive income ..............................      (268,077)
                                                                            -----------

                  Total shareholders' deficit ...........................    (2,974,083)
                                                                            -----------

                                                                            $   618,804
                                                                            ===========

                 See accompanying notes to financial statements

                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                          (A Development Stage Company)
                            Statements of Operations


                                                                            March 26,
                                                                              1997
                                                Years Ended September 30, (Inception) to
                                              --------------------------   September 30,
                                                 2003           2002           2003
                                              -----------    -----------    -----------
Sales .....................................   $   286,499    $   345,806    $   660,314
Cost of sales .............................         7,904        200,889        236,694
                                              -----------    -----------    -----------

                   Gross profit ...........       278,595        144,917        423,620
                                              -----------    -----------    -----------

Operating expenses:
    Research and development ..............       194,203        170,249        548,341
    General and administrative ............       755,654        731,735      2,539,294
    Depreciation ..........................        13,691          6,822         73,767
                                              -----------    -----------    -----------

                   Total operating expenses       963,548        908,806      3,161,402
                                              -----------    -----------    -----------

                   Loss before
                      income taxes ........      (684,953)      (763,889)    (2,737,782)

    Income tax provision ..................          --             --             --
                                              -----------    -----------    -----------

                   Net loss ...............   $  (684,953)   $  (763,889)   $(2,737,782)
                                              ===========    ===========    ===========

                 See accompanying notes to financial statements

                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                          (A Development Stage Company)
                    Statements of Other Comprehensive Income


                                                                    March 26,
                                                                      1997
                                                                  (Inception) to
                                      Years Ended September 30,    September 30,
                                      --------------------------
                                         2003           2002          2003
                                      -----------    -----------    -----------

Net loss ..........................   $  (684,953)   $  (763,889)   $(2,737,782)

Other comprehensive income:
       Foreign currency translation      (171,898)      (120,110)      (268,077)
                                      -----------    -----------    -----------

       Comprehensive loss .........   $  (856,851)   $  (883,999)   $(3,005,859)
                                      ===========    ===========    ===========



                 See accompanying notes to financial statements
                                      F-5

                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                         (A Development Stage Company)
                        Statement of Shareholders' Equity

                                                           Deficit
                                                         Accumulated   Accumulated
                                 Common Stock            During The      Other
                             -------------------------   Development  Comprehensive
                               Shares        Amount        Stage         Income          Total
                             -----------   -----------   -----------    -----------    -----------
Balance at
    March 26, 1997........          --     $      --     $      --      $      --      $      --

Issuance of common stock .        19,609        31,776          --             --           31,776
Net loss .................          --            --      (1,288,940)          --       (1,288,940)
Other comprehensive income          --            --            --           23,931         23,931
                             -----------   -----------   -----------    -----------    -----------

Balance at
     September 30, 2001 ..        19,609        31,776    (1,288,940)        23,931     (1,233,233)

Net loss .................          --            --        (763,889)          --         (763,889)
Other comprehensive income          --            --            --         (120,110)      (120,110)
                             -----------   -----------   -----------    -----------    -----------

Balance at
     September 30, 2002 ..        19,609        31,776    (2,052,829)       (96,179)    (2,117,232)
Net loss .................          --            --        (684,953)          --         (684,953)
Other comprehensive income          --            --            --         (171,898)      (171,898)
                             -----------   -----------   -----------    -----------    -----------

Balance at
     September 30, 2003 ..        19,609   $    31,776   $(2,737,782)   $  (268,077)   $(2,974,083)
                             ===========   ===========   ===========    ===========    ===========

                 See accompanying notes to financial statements


                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                          (A Development Stage Company)
                            Statements of Cash flows

                                                                                                      March 26,
                                                                                                        1997
                                                                       Years Ended September 30,    (Inception) to
                                                                      --------------------------     September 30,
                                                                          2003          2002            2003
                                                                      -----------    -----------    -----------
Cash flows from operating activities:
    Net loss ......................................................   $  (684,953)   $  (763,889)   $(2,737,782)
    Adjustments to reconcile net loss to net cash
      used by operating activities:
         Depreciation and amortization ............................        13,691          6,822         73,767
         Changes in operating assets and liabilities:
             Receivables ..........................................      (186,246)      (256,285)      (551,250)
             Accounts payable .....................................        90,349        (59,603)       188,649
             Accrued liabilities ..................................       (90,297)       101,791         41,586
             Payables to directors ................................          --             --            3,077
             Other ................................................       (28,559)       (48,055)       (52,683)
                                                                      -----------    -----------    -----------
                  Net cash used in
                     operating activities .........................      (886,015)    (1,019,219)    (3,034,636)
                                                                      -----------    -----------    -----------

Cash flows from investing activities:
    Acquisition of property and equipment .........................        (6,431)       (33,241)       (97,651)
                                                                      -----------    -----------    -----------
                  Net cash used in
                     investing activities .........................        (6,431)       (33,241)       (97,651)
                                                                      -----------    -----------    -----------

Cash flows from financing activities:
    Advances from affiliates ......................................       896,616      1,057,560      2,783,764
    Proceeds from issuance of cumulative redeemable preferred stock          --             --          326,155
    Proceeds from issuance of common stock ........................          --             --           31,776
                                                                      -----------    -----------    -----------
                  Net cash provided by
                     financing activities .........................       896,616      1,057,560      3,141,695
                                                                      -----------    -----------    -----------

Effect on cash from foreign currency translation ..................           355              6            365
                                                                      -----------    -----------    -----------
                  Net change in cash ..............................         4,525          5,106          9,773

Cash:
    Beginning of period ...........................................         5,248            142           --
                                                                      -----------    -----------    -----------

    End of period .................................................   $     9,773    $     5,248    $     9,773
                                                                      ===========    ===========    ===========

Supplemental disclosure of cash flow information:
     Cash paid during the year for:
      Income taxes ................................................   $      --      $      --      $      --
                                                                      ===========    ===========    ===========
      Interest ....................................................   $      --      $      --      $      --
                                                                      ===========    ===========    ===========

                 See accompanying notes to financial statements

                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                          (A Development Stage Company)
                          Notes to Financial Statements


Note (1)  Summary of Significant Accounting Policies

Organization and Basis of Presentation

IVMD UK Limited (formerly Hall Effect Technologies Limited) ("IVMD" "HET" or "us' or "we") was incorporated on March 26, 1997 as Jackson Technology Limited. On September 7, 2004, HET changed its name to IVMD UK Limited. We develop medical diagnostic products for personal and professional use.

Inherent in our business are various risks and uncertainties, including our limited operating history, historical operating losses and our dependence on key employees and affiliates. Our future success will be dependent upon our ability to form capital and bring new products to market on a timely and cost effective basis. Future revenues are dependent on our dependent on establishing licenses, joint ventures or distribution arrangements with established companies.

Our source of liquidity has been private debt and equity financing. Westek Limited, a UK Company, has funded our working capital requirements during our development stage. Westek is an affiliate. We plan to raise additional equity financing through a $3.5 million offering of our common stock. However, no market presently exists for our securities and there are no assurances that such a market will ever develop.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets, generally ranging from three to four years. Leasehold improvements are amortized using the straight-line method over the shorter of the asset's estimated useful life or the lease term.

Impairment of Long-Lived Assets

We follow the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement supercedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, and the accounting and reporting provisions APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS No. 144 applies to recognized long-lived assets of an entity to be held and used or to be disposed of. This statement does not apply to goodwill, intangible assets not being amortized, financial instruments and deferred tax assets. SFAS No. 144 requires an impairment loss to be recorded for assets to be held and used when the carrying amount of a long-lived asset is not recoverable from future estimated cash flows and exceeds its fair value. An asset that is classified as held-for-sale shall be recorded at the lower of its carrying amount or fair value less costs to sell. At September 30, 2003, management believes that there is no impairment of the Company's long-lived assets.

                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                          (A Development Stage Company)
                          Notes to Financial Statements


Income Taxes

The current provision or benefit for income taxes, if any, represents estimated amounts payable or receivable on a current basis. Deferred tax assets and liabilities are recorded for the estimate future tax effects of temporary differences between the tax bases of assets and liabilities and amounts reported in the accompanying balance sheet, and for operating loss and tax credit carryforwards. The change in deferred tax assets and liabilities for the period measures the deferred tax provision or benefit for the period. Effects of changes in enacted tax laws on deferred tax assets and liabilities are reflected as adjustments to the tax provision or benefit in the period of enactment. We reduce our deferred tax assets by a valuation allowance if management does not believe that realization of the deferred tax asset is sufficiently assured at the balance sheet date.

Revenue Recognition

We recognize revenue from selling products on the date of delivery to our customer, net of value added tax. During the year ended September 30, 2003 and 2002, we billed our sole research and development customer for services in accordance with the terms of our contract.

Fair Value of Financial Instruments

The Company's financial instruments consist of cash, accounts receivable, accounts payable, accrued liabilities and intercompany payables. The carrying amounts of financial instruments approximate fair value due to their short maturities.

Concentration of Credit Risk

Substantially all of our accounts receivable at September 30, 2003 result from monies to be received from industry partners to fund research and development. This concentration of customers may impact our overall credit risk, either positively or negatively, in that these entities may be similarly affected by industry-wide changes in economic or other conditions. Such receivables are generally not collateralized. However, we perform credit evaluations on all its customers to minimize exposure to credit risk. During fiscal 2003 and 2002, credit losses were not significant.

Stock based Compensation

We account for stock-based compensation arrangements in accordance with Statement of financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 allows entities to continue to apply the provisions of Accounting Principle Board )"APB") Opinion No. 25 and provide pro forma net earnings (loss) disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 had been applied. We have elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123.

Foreign Currency Translation

Our assets and liabilities, which have the British pound as its functional currency, are translated into United States dollars at the foreign currency exchange rate in effect at the applicable reporting date, and the statements of operations are translated at the average rates in effect during the applicable period. The resulting cumulative translation adjustment is recorded as a separate component of other comprehensive income.

Research and Development Costs

Research and development costs are expensed as incurred.

Recently Issued Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard ("SFAS") No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument this is within its scope as a liability. Many of those instruments were previously classified as equity. SFAS No. 150 is effective for financial instruments entered into after May 31,

                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                          (A Development Stage Company)
                          Notes to Financial Statements


2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities. For nonpublic entities, mandatorily financial instruments are subject to SFAS No. 150 for the first period beginning after December 15, 2003. Adoption of SFAS No. 150 will require us to report any cumulative redeemable preferred stock and any cumulative Class C redeemable preferred stock outstanding at the time of adoption as a liability.

Note 2:  Related party transactions

Westek Limited, a UK company, through its employee benefit trust, is our principal shareholder. During the years ended September 30, 2003 and 2002, Westek loaned us $1,182,383 and $1,422,849, respectively for working capital. We repaid $215,910 and $-0-, respectively, during the same periods. As of September 30, 2003, we are indebted to Westek in the amount of $2,963,279. This amount is reflected as due to related party in the accompanying financial statements. These advances are non-interest bearing and unsecured.

Jopejo Limited, a UK company, is an affiliate. During the years ended September 30, 2003 and 2002, we provided certain employees to Jopejo and also billed them for administrative services such as telephone and office space. We billed Jopejo $265,113 and $135,828, respectively for such services. Jopejo paid us $-0- and $-0-, respectively, during the same periods. As of September 30, 2003, Jopejo was indebted to us in the amount of $400,941. This amount is reflected as due from related party in the accompanying financial statements.

During the years ended September 30, 2003 and 2002, we paid management fees totalling $24,000 and $24,000, respectively to affiliates.

Note 3:  Property and equipment

Major classes of property and equipment as of September 30, 2003 are listed below:

      Furniture and fixtures ...........................   $15,028
      Office equipment .................................     2,778
      Computer equipment ...............................    39,184
                                                           -------
                                                            56,990
      Less: accumulated depreciation ...................    30,704
                                                           -------
                                                           $26,287
                                                           =======

Depreciation expense was $13,691, 6,822 for the years ended September 30, 2003 and 2002, respectively.

Note 4:  Cumulative, redeemable preferred stock, at redemption value

As of September 30, 2003, our authorized capital included of 442,182 shares of preferred stock of which 221,091 are outstanding and designated as (pound)1 ($1.80 US) cumulative redeemable preferred stock and -0- are outstanding and designated as (pound)1 ($1.80 US) "C" cumulative redeemable preferred stock.

                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                          (A Development Stage Company)
                          Notes to Financial Statements


Cumulative redeemable preferred stock

The outstanding preferred stock was issued on October 1, 2001 at the time we changed our name from Jackson Technology Limited.


      September 30, 2004 ...................    73,697
      September 30, 2005 ...................    73,697
      September 30, 2006 ...................    73,697
                                               -------
                                               221,091
                                               =======

Under certain circumstances, we may redeem the stock in whole or in part, prior to the mandatory redemption date. In the absence of any contrary agreement, any partial redemption shall be deemed to relate to the shares falling due for redemption in inverse order of maturity.

We must redeem the stock in the event of:

     o    Bankruptcy;
     o    Change of control; or
     o    Listing of our common stock.

Class "C" cumulative redeemable preferred stock

There are no shares of "C" cumulative redeemable preferred stock issued or outstanding at September 30, 2003.

Note 5:  Common stock

We are authorized to issue the following classes of common stock:

                                          Number of shares
                                     -------------------------
         Class         Par value     Authorized    Outstanding
    ---------------  --------------  ------------  -----------
    Ordinary              (pound)1      10,000          -0-
    "A"                   (pound)1      11,765          -0-
    Ordinary              (pound)1      19,609       19,609

We are authorized to issue 7,844 shares of Class "B" preferred stock. As of September 30, 2003, no shares of Class "B" preferred stock is issued or outstanding.

Note 6:  Income taxes

A reconciliation of U.K. statutory income tax rate to the effective rate follows for the years ended September 30, 2003 and 2002:

                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                          (A Development Stage Company)
                          Notes to Financial Statements


                                                               Years Ended
                                                              September 30,
                                                          ----------------------
                                                             2003        2002
                                                          ----------   ---------
U.K. statutory federal rate ..........................       19.00%      30.00%
Net operating loss for which no tax ..................
        benefit is currently available ...............      -19.00%     -30.00%
                                                          ----------   ---------
                                                              0.00%       0.00%
                                                          ==========   =========

At September 30, 2003, deferred U. K. income taxes were $751,741. U.K. pretax income was $(684,753) and $(832,216), respectively, at September 30, 2003 and 2002.

At September 30, 2003, we had a net operating loss carryfoward of approximately $3,956,534, which was fully allowed for in the valuation allowance of $751,741. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the year ended September 30, 2003 was $97,176.

At September 30, 2002, we had a net operating loss carryfoward of approximately $1,959,212, which was fully allowed for in the valuation allowance of $372,250. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the year ended September 30, 2003 was $285,247.

Note 7:  Subsequent Events

Acquisition  by In Vivo Medical Diagnostics, Inc., a Delaware Corporation

In July 2004, In Vivo Medical Diagnostics, Inc. ("IMDI-Delaware") acquired our affiliate, Jopejo Limited and us from our parent company, Westek Limited, in a tax-free stock exchange.

IMDI-Delaware issued 8,000,000 shares of voting, convertible preferred stock in exchange for 100 percent of our issued and outstanding ordinary shares, 100 percent of Jopejo's issued and outstanding ordinary and preferred shares and approximately $3.3 million in debt obligations to Westek. At that time, we had 19,609 ordinary shares and 221,091 cumulative, redeemable preferred shares issued and Jopejo had 83,353 outstanding ordinary shares. As part of the acquisition, In Vivo Delaware assumed all of our remaining debt obligations to Westek and all of Jopejo's remaining debt obligations to Westek totalling approximately $1,800,000. As part of the acquisition, In Vivo Delaware issued 3,000,000 shares of common stock to HEMP TL.

As a result of this transaction, we, along with our affiliate Jopejo, became a wholly owned subsidiaries IMDI-Delaware.

Acquisition of In Vivo Medical Diagnostics, Inc., a Delaware Corporation, by In Vivo Medical Diagnostics, Inc., a Colorado Corporation (formerly known as Sports Information & Publishing)

On July 30, 2004, IMDI-Delaware acquired a Colorado public shell company, Sports Information & Publishing Corp. ("SIPC"), in a reverse acquisition. As a result of the merger with this public shell, IMDI- Delaware became wholly-owned subsidiary of a public company. Subsequently, SIPC changed its name to In Vivo Medical Diagnostics, Inc., a Colorado corporation.

SIPC issued 34,343,662 shares of 4% convertible preferred stock in exchange for the 8,000,000 shares of voting, convertible preferred stock of IMDI-Delaware and 38,636,620 shares of common stock in exchange for all of the issued and outstanding shares of common stock of IMDI-Delaware.

                                 IVMD UK LIMITED
                   (Formerly HALL EFFECT TECHNOLOGIES LIMITED)
                          (A Development Stage Company)
                          Notes to Financial Statements


As part of this transaction, certain shareholders of IMDI-Delaware agreed to provide us with bridge loans totaling approximately $467,000 which loans were converted into an aggregate of 1,636,233 shares of common stock. In addition, the shareholders agreed to use their best efforts to provide us with an aggregate minimum amount of $3,000,000 in debt and/or equity financing. The financing agreement is subject to a call provision in the event the financing is not completed.

Item 9.01A.2 - Jopejo


                                 Jopejo Limited
                          (A Development Stage Company)

                              Financial Statements

                             July 31, 2003 and 2002

                  (with Report of Independent Auditors Thereon)

                                 JOPEJO LIMITED
                          (A Development Stage Company)
                          Index to Financial Statements

                                                                           Page
                                                                           ----

Report of Independent Auditors ............................................ F-2

Balance Sheet at July 31, 2003 ............................................ F-3

Statements of Operations for the years ended July 31, 2003 and 2002, and for the period from June 19, 2000 (inception) through
     July 31, 2003 ........................................................ F-4

Statements of Other Comprehensive Loss for the years ended July 31, 2003 and 2002, and for the period from June 19, 2000 (inception) through
     July 31, 2003 ........................................................ F-5

Statement of Changes in Shareholders' Deficit for the period from June 19, 2000 (inception) through July 31, 2003 .. F-6

Statements of Cash Flows for the years ended July 31, 2003 and 2002, and for the period from June 19, 2000 (inception) through
     July 31, 2003 ........................................................ F-7

Notes to Financial Statements ............................................. F-8

Cordovano and Honeck, P.C.                          Certified Public Accountants
________________________________________________________________________________
                                                               201 Steele Street
                                                                       Suite 300
                                                          Denver, Colorado 80206
                                                            (303) 329-0220 Phone
                                                              (303) 316-7493 Fax
________________________________________________________________________________



                         Report of Independent Auditors


The Board of Directors
Jopejo Limited:


We have audited the accompanying balance sheet of Jopejo Limited (a development stage company) as of July 31, 2003, and the related statements of operations and cash flows for the years ended July 31 2003 and 2002, and for the period from June 19, 2000 (inception) through July 31, 2003, and the statement of shareholders' deficit for the period from June 19, 2000 (inception) through July 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Companies Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jopejo Limited (a development stage company) as of July 31, 2003, and the results of its operations and its cash flows for the years ended July 31, 2003 and 2002, and for the period from June 19, 2000 (inception) through July 31, 2003, in conformity with accounting principles generally accepted in the united States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As discussed in Note 2 to the financial statements, the Company is a development stage enterprise and has not yet established significant revenues from operations. Therefore, it has suffered a cumulative net loss since inception that has resulted in a net capital deficit at July 31, 2003. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Cordovano and Honeck, P.C.
------------------------------
Cordovano and Honeck, P.C.

Denver, Colorado
December 30, 2004

                                 JOPEJO LIMITED
                          (A Development Stage Company)
                                  Balance Sheet
                                  July 31, 2003


                                     Assets
Current assets:
    Cash ......................................................   $   3,859
    Other receivables .........................................         332
    Prepaid expenses ..........................................      14,771
                                                                  ---------
                  Total current assets ........................      18,962

Property and equipment, net ...................................       9,377
                                                                  ---------

                                                                  $  28,339
                                                                  =========

                      Liabilities and Shareholders' Deficit

Current liabilities:
    Accounts payable ..........................................   $  72,555
    Accrued liabilities .......................................       8,002
    Due to related parties ....................................       3,461
    Due to affiliates .........................................     617,481
                                                                  ---------
                  Total current liabilities ...................     701,499
                                                                  ---------


Shareholders' deficit:
    Common stock , 5p par value.  Authorized 2,000,020 shares,
       issued and outstanding 83,353 shares ...................   $   6,311
    Additional paid-in capital ................................      58,045
    Accumulated deficit during the development stage ..........    (701,029)
    Accumulated other comprehensive income ....................     (36,487)
                                                                  ---------

                  Total shareholders' deficit .................    (673,160)
                                                                  ---------

                                                                  $  28,339
                                                                  =========

                 See accompanying notes to financial statements

                                 JOPEJO LIMITED
                          (A Development Stage Company)
                            Statements of Operations

                                                                June 19,
                                                                  2000
                                      Years Ended July 31,     (Inception)
                                      ----------------------   to July 31,
                                        2003         2002         2003
                                      ---------    ---------    ---------
Cost and expenses:
Research and development ..........   $ 189,021    $ 133,716    $ 322,737
Depreciation ......................       7,438        4,073       13,844
General and administrative expenses     199,207      105,684      364,448
                                      ---------    ---------    ---------

                                        395,666      243,473      701,029
                                      ---------    ---------    ---------

             Loss before
               income taxes .......    (395,666)    (243,473)    (701,029)

  Income tax provision ............        --           --           --
                                      ---------    ---------    ---------

             Net loss .............   $(395,666)   $(243,473)   $(701,029)
                                      =========    =========    =========

                 See accompanying notes to financial statements

                                 JOPEJO LIMITED
                          (A Development Stage Company)
                     Statements of Other Comprehensive Loss


                                                                 June 19,
                                                                  2000
                                                             (Inception) to
                                      Years Ended July 31,      July 31,
                                     ----------------------    ---------
                                       2003         2002         2003
                                     ---------    ---------    ---------
Net loss .........................   $(395,666)   $(243,473)   $(701,029)

Other comprehensive income (loss):
     Foreign currency translation      (13,493)     (20,266)     (36,487)
                                     ---------    ---------    ---------

     Comprehensive loss ..........   $(409,159)   $(263,739)   $(737,516)
                                     =========    =========    =========

                 See accompanying notes to financial statements

                                 JOPEJO LIMITED
                          (A Development Stage Company)
                        Statement of Shareholders' Equity
                                                                         Deficit
                                                                       Accumulated
                                 Common Stock          Additional       During The        Other
                             ---------------------      Paid In        Development    Comprehensive
                              Shares      Amount        Capital          Stage           Income             Total
                             ---------   ---------     ---------       ---------        ---------        ---------
Balance at
    June 19, 2000 ........   $    --     $    --       $    --         $    --          $    --          $    --
Issuance of common stock .      83,353       6,311        58,045            --               --             64,356
Net loss .................        --          --            --           (61,890)            --            (61,890)
Other Comprehensive Income        --          --            --              --             (2,728)          (2,728)
                             ---------   ---------     ---------       ---------        ---------        ---------

Balance at
    July 31, 2001 ........      83,353       6,311        58,045         (61,890)          (2,728)            (262)
Net loss .................        --          --            --          (243,473)            --           (243,473)
Other Comprehensive Income        --          --            --              --            (20,266)         (20,266)
                             ---------   ---------     ---------       ---------        ---------        ---------

Balance at
    July 31, 2002 ........      83,353       6,311        58,045        (305,363)         (22,994)        (264,001)
Net income/loss ..........        --          --            --          (395,666)            --           (395,666)
Other Comprehensive Income        --          --            --              --            (13,493)         (13,493)
                             ---------   ---------     ---------       ---------        ---------        ---------

Balance at
    July 31, 2003 ........      83,353   $   6,311     $  58,045       $(701,029)       $ (36,487)       $(673,160)
                             =========   =========     =========       =========        =========        =========

                 See accompanying notes to financial statements

                                 JOPEJO LIMITED
                          (A Development Stage Company)
                            Statements of Cash flows
                                                                                  June 19,
                                                                                    2000
                                                        Years Ended July 31,     (Inception)
                                                       -----------------------   to July 31,
                                                           2003         2002        2003
                                                        ---------    ---------    ---------
Cash flows from operating activities:
    Net loss ........................................   $(395,666)   $(243,473)   $(701,029)
    Adjustments to reconcile net loss to net cash
      used by operating activities:
         Depreciation and amortization ..............       7,438        4,073       13,844
         Changes in operating assets and liabilities:
             Receivables ............................      (6,180)      16,700      (14,771)
             Accounts payable .......................      (2,173)     (32,840)      72,555
             Accrued liabilities ....................       3,395        4,487        8,002
             Payable to related parties .............     (17,526)      20,441        3,461
             Other ..................................      (6,434)     (20,240)      27,537
                                                        ---------    ---------    ---------
                  Net cash used in
                     operating activities ...........    (417,146)    (250,852)    (590,401)
                                                        ---------    ---------    ---------

Cash flows from investing activities:
    Acquisition of property and equipment ...........      (8,707)      (2,821)     (23,221)
                                                        ---------    ---------    ---------
                  Net cash used in
                     investing activities ...........      (8,707)      (2,821)     (23,221)
                                                        ---------    ---------    ---------

Cash flows from financing activities:
    Advances from affiliates ........................     416,815      195,441      617,481
                                                        ---------    ---------    ---------
                  Net cash provided by
                     financing activities ...........     416,815      195,441      617,481
                                                        ---------    ---------    ---------

Effect on cash from foreign currency translation ....         336        6,632         --
                                                        ---------    ---------    ---------
                  Net change in cash ................      (8,702)     (51,600)       3,859

Cash:
    Beginning of period .............................      12,561       64,161         --
                                                        ---------    ---------    ---------

    End of period ...................................   $   3,859    $  12,561    $   3,859
                                                        =========    =========    =========

Supplemental disclosure of cash flow information:

    Cash paid during the year for:
      Income taxes ..................................   $    --      $    --      $    --
                                                        =========    =========    =========
      Interest ......................................   $    --      $    --      $    --
                                                        =========    =========    =========

                 See accompanying notes to financial statements

                                 JOPEJO LIMITED
                          (A Development Stage Company)
                          Notes to Financial Statements


Note (1)  Summary of Significant Accounting Policies

Organization and Basis of Presentation

Jopejo Limited (formerly known as Jackson Technology Limited) ("us' or "we") was incorporated in the United Kingdom on June 19, 2000. We develop pregnancy-monitoring technology. Our principle product under development is a monitor to predict the onset of labor.

We are a development stage enterprise. As such, inherent in our business are various risks and uncertainties, including our limited operating history, historical operating losses and our dependence on key employees and affiliates. Our future success will be dependent upon our ability to form capital and bring new products to market on a timely and cost effective basis. Future revenues are dependent on establishing licenses, joint ventures or distribution arrangements with established companies.

Our source of liquidity has been private debt and equity financing. Westek Limited, a UK Company, has funded our working capital requirements during our development stage and IVMD UK Limited (formerly Hall Effect Technologies Limited) ("IVMD") has provided us with certain employees, office space and other support. Both Hall Effect and Westek are affiliates. We plan to raise additional equity financing through a $3.5 million offering of our common stock. However, no market presently exists for our securities and there are no assurances that such a market will ever develop.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets, generally ranging from three to four years. Leasehold improvements are amortized using the straight-line method over the shorter of the asset's estimated useful life or the lease term.

Impairment of Long-Lived Assets

We follow the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement supercedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, and the accounting and reporting provisions APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS No. 144 applies to recognized long-lived assets of an entity to be held and used or to be disposed of. This statement does not apply to goodwill, intangible assets not being amortized, financial instruments and deferred tax assets. SFAS No. 144 requires an impairment loss to be recorded for assets to be held and used when the carrying amount of a long-lived asset is not recoverable from future estimated cash flows and exceeds its fair value. An asset that is classified as held-for-sale shall be recorded at the lower of its carrying amount or fair value less costs to sell. At July 31, 2003, management believes that there is no impairment of the Company's long-lived assets.

                                 JOPEJO LIMITED
                          (A Development Stage Company)
                          Notes to Financial Statements


Income Taxes

The current provision or benefit for income taxes, if any, represents estimated amounts payable or receivable on a current basis. Deferred tax assets and liabilities are recorded for the estimate future tax effects of temporary differences between the tax bases of assets and liabilities and amounts reported in the accompanying balance sheet, and for operating loss and tax credit carryforwards. The change in deferred tax assets and liabilities for the period measures the deferred tax provision or benefit for the period. Effects of changes in enacted tax laws on deferred tax assets and liabilities are reflected as adjustments to the tax provision or benefit in the period of enactment. We reduce our deferred tax assets by a valuation allowance if management does not believe that realization of the deferred tax asset is sufficiently assured at the balance sheet date.

Revenue Recognition

We recognize revenue from selling products on the date of delivery to our customer, net of value added tax. During the year ended July 31, 2003 and 2002, we billed our sole research and development customer for services in accordance with the terms of our contract.

Fair Value of Financial Instruments

The Company's financial instruments consist of cash, accounts receivable, accounts payable, accrued liabilities and intercompany payables. The carrying amounts of financial instruments approximate fair value due to their short maturities.

Stock based Compensation

We account for stock-based compensation arrangements in accordance with Statement of financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 allows entities to continue to apply the provisions of Accounting Principle Board ("APB") Opinion No. 25 and provide pro forma net earnings (loss) disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 had been applied. We have elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123.

Foreign Currency Translation

Our assets and liabilities, which have the British pound as its functional currency, are translated into United States dollars at the foreign currency exchange rate in effect at the applicable reporting date, and the statements of operations are translated at the average rates in effect during the applicable period. The resulting cumulative translation adjustment is recorded as a separate component of other comprehensive income.

Research and Development Costs

Research and development costs are expensed as incurred.


Note 2:  Related party transactions

Westek Limited, a UK company, through its employee benefit trust, is our principal shareholder. During the years ended July 31, 2003 and 2002, Westek loaned us $179,060 and $83,190, respectively for working capital. We repaid $-0-and $-0-, respectively, during the same periods. During the years ended July 31, 2003 and 2002, we purchased goods and services from Westek totalling $1,183 and $1,151. As of July 31, 2003, we are indebted to Westek in the amount of $262,251 for advances and for goods and services. This amount is reflected as due to related party in the accompanying financial statements. These advances are non-interest bearing and unsecured.

                                 JOPEJO LIMITED
                          (A Development Stage Company)
                          Notes to Financial Statements


IVMD, a UK company, is an affiliate. During the years ended July 31, 2003 and 2002, IVMD provided certain employees and administrative services such as telephone and office space. IVMD billed us $236,259 and $112,952, respectively for such services. We paid them $-0- and $-0-, respectively, during the same periods. As of July 31, 2003, we were indebted to IVMD in the amount of $351,785. This amount is reflected as due to related party in the accompanying financial statements.

During the years ended July 31, 2003 and 2002, we purchased goods and services from other related parties totalling $3,620 and $19,122. As of July 31, 2003, we were indebted to the related parties in the amount of $3,445. This amount is reflected as due to related party in the accompanying financial statements.

Note 3:  Property and equipment

Major classes of property and equipment as of July 31, 2003 are listed below:

     Plant and machinery ..............................   $15,038
     Computer equipment ...............................    12,031
                                                          -------
                                                           27,069
     Less: accumulated depreciation ...................    17,692
                                                          -------
                                                          $ 9,377
                                                           ======

Depreciation expense was $7,438 and $4,073 for the years ended July 31, 2003 and 2002, respectively.

Note 4:  Common stock

We are authorized to issue the following classes of common stock:

                                              Number of shares
                                        --------------------------
             Class    Par value          Authorized    Outstanding
     --------------  -----------------  -------------  -----------
     Common          (pound).01            1,000,000          -0-
     Common          (pound).05            2,000,020       83,353
                                        -------------  -----------
                                           3,000,020       83,353
                                        =============  ===========
Note 5:  Income taxes


A reconciliation of U.K. statutory income tax rate to the effective rate follows for the years ended July 31, 2003 and 2002:

                                                              Years Ended
                                                                July 31,
                                                          -------------------
                                                            2003       2002
                                                          --------   --------
S.A. statutory federal rate ............................   19.00%     30.00%
Net operating loss for which no tax.....................
        benefit is currently available..................  -19.00%    -30.00%
                                                          --------   --------
                                                            0.00%      0.00%
                                                          ========   ========



  At July 31, 2003, deferred U. K. income taxes were $205,114.

                                 JOPEJO LIMITED
                          (A Development Stage Company)
                          Notes to Financial Statements


  At July 31, 2003, we had a net operating loss carryforwards of approximately $1,079,546, which was fully allowed for in the valuation allowance of $205,114. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the year ended July 31, 2003 was $111,485.

  At July 31, 2002, we had a net operating loss carryforwards of approximately $490,943, which was fully allowed for in the valuation allowance of $93,269. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the year ended July 31, 2002 was $93,269.

Note 7:  Subsequent Events

Acquisition by In Vivo Medical Diagnostics, Inc., a Delaware Corporation

In May 2004, In Vivo Medical Diagnostics, Inc. ("IMDI-Delaware") acquired our affiliate, IVMD and us from our parent company, Westek Limited, in a tax-free stock exchange.

IMDI-Delaware issued 8,000,000 shares of voting, convertible preferred stock in exchange for 100 percent of our issued and outstanding ordinary shares, 100 percent of IVMD's issued and outstanding ordinary and preferred shares and approximately $3.3 million in debt obligations to Westek. At that time, we had 83,353 ordinary shares outstanding and IVMD had 19,609 ordinary shares and 221,091 cumulative, redeemable preferred shares issued and outstanding. As part of the acquisition, In Vivo Delaware assumed all of our remaining debt obligations to Westek and all of IVMD's remaining debt obligations to Westek totalling approximately $1,800,000 after Westek released us both from approximately $1.5 in debt obligations. In addition, IMDI-Delaware issued 3,000,000 shares of common stock to HEMP TL.

As a result of this transaction, we, along with our affiliate IVMD, became a wholly owned subsidiary of IMDI-Delaware.

Acquisition of In Vivo Medical Diagnostics, Inc., a Delaware Corporation, by In Vivo Medical Diagnostics, Inc., a Colorado Corporation (formerly known as Sports Information & Publishing)

On July 30, 2004, IMDI-Delaware acquired a Colorado public shell company, Sports Information & Publishing Corp. ("SIPC"), in a reverse acquisition. As a result of the merger with this public shell, IMDI- Delaware became wholly-owned subsidiary of a public company. Subsequently, SIPC changed its name to In Vivo Medical Diagnostics, Inc., a Colorado corporation.

SIPC issued 34,343,662 shares of 4% convertible preferred stock in exchange for the 8,000,000 shares of voting, convertible preferred stock of IMDI-Delaware and 38,636,620 shares of common stock in exchange for all of the issued and outstanding shares of common stock of IMDI-Delaware.

As part of this transaction, certain shareholders of IMDI-Delaware agreed to provide IVMD with bridge loans totalling approximately $467,000 which loans were converted into an aggregate of 1,636,233 shares of common stock. In addition, the shareholders agreed to use their best efforts to provide IVMD with an aggregate minimum amount of $3,000,000 in debt and/or equity financing. The financing agreement is subject to a call provision in the event the financing is not completed.

Item 9.01 B


                        IN VIVO MEDICAL DIAGNOSTICS, INC.
                          (A Development Stage Company)
                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

                        IN VIVO MEDICAL DIAGNOSTICS, INC.
                          (A Development Stage Company)
                        UNAUDITED PRO FORMA CONSOLIDATED
                                  BALANCE SHEET
                                  June 30, 2004

                        **** SPLIT TABLE - SEE BELOW ****



                                                                    6/30/2004     6/30/2004      4/30/2004
                                                                   In Vivo DE      IVMD UK         Jopejo      Adjustments
                                                                    ---------    -----------    -----------    -----------
                                     Assets
Current assets:
   Cash .........................................................   $    --      $     2,370    $      --             --
   Deferred offering costs ......................................       6,000           --             --             --
   Prepaid expenses .............................................        --            8,043          2,214           --
                                                                    ---------    -----------    -----------    -----------
           Total current assets .................................       6,000         10,413          2,214           --

Property and equipment, net .....................................        --           41,779          2,898           --
Investment in subsidiaries ......................................     510,453           --             --         (510,453) (a,d)
                                                                    ---------    -----------    -----------    -----------

           Total assets .........................................   $ 516,453    $    52,192    $     5,112       (510,453)
                                                                    =========    ===========    ===========    ===========

                      Liabilities and Shareholders' Deficit
Current liabilities:
   Accounts payable .............................................   $    --      $   207,273    $   135,037        (53,614)
   Accrued liabilities ..........................................        --           77,272         78,783           --
   Notes payable to directors ...................................        --             --             --             --
   Due to/from related parties ..................................        --         (632,074)       578,460         53,614
   Note payable to related party ................................        --        3,254,586           --         (987,091) (d)
                                                                    ---------    -----------    -----------    -----------
           Total current liabilities ............................        --        2,907,057        792,280       (987,091)

Long-term payables ..............................................        --          406,163        351,331           --

Cumulative  redeemable  preferred  stock,  (pound)1  par
   value, 221,091 shares authorized, 221,091 shares issued                                                        (399,600) (a)
   and outstanding, at redemption value .........................        --          399,600           --

Shareholders' deficit:
   4% voting redeemable convertible preferred stock, $.001
     par value, 35,000,000 shares authorized, 34,343,662
     shares issued and outstanding ..............................        --             --             --             --
   Series A convertible preferred stock, $.001 par value,
     15,000,000 shares authorized, 8,000,000 shares issued and
     outstanding ................................................       8,000           --             --             --
   Common stock , $.001 par value, 100,000,000 shares authorized,
     51,377,486 shares issued and outstanding ...................        --             --             --             --
   Common stock , $.001 par value, 50,000,000 shares authorized,
     5,020,000 shares issued and outstanding ....................        --             --             --             --
   Common stock , $.001 par value, 50,000,000 shares authorized,
     9,000,000 shares issued and outstanding ....................       9,000           --             --             --    (b)
   Common stock , (pound)1 par value, 19,609 shares authorized,
     19,609 shares issued and outstanding .......................        --           35,441           --          (35,441) (a)
   Common stock , 5p par value, 2,000,020 shares authorized,
     83,353 shares issued and outstanding .......................        --             --            7,396         (7,396) (a)
   Additional paid-in capital ...................................     502,453           --           68,016        (68,016) (a)
   Deficit accumulated during the development stage .............      (3,000)    (3,166,156)    (1,066,930)       987,091  (d)
   Accumulated other comprehensive income (loss) ................        --         (529,913)      (146,981)          --
                                                                    ---------    -----------    -----------    -----------

           Total shareholders' deficit ..........................     516,453     (3,660,628)    (1,138,499)       876,238
                                                                    ---------    -----------    -----------    -----------

           Total liabilities and shareholders' deficit ..........   $ 516,453    $    52,192    $     5,112       (510,453)
                                                                    =========    ===========    ===========    ===========

                        IN VIVO MEDICAL DIAGNOSTICS, INC.
                          (A Development Stage Company)
                        UNAUDITED PRO FORMA CONSOLIDATED
                             BALANCE SHEET Continued
                                  June 30, 2004

                        **** SPLIT TABLE - SEE ABOVE ****




                                                                   Pro Forma     6/30/2004                            Pro Forma
                                                                  Consolidated  In Vivo CO    Adjustments             Consolidated
                                                                  -----------    ---------    -----------             -----------
                           Assets
Current assets:
   Cash
   Deferred offering costs ...................................... $     2,370    $      14    $      --               $     2,384
   Prepaid expenses .............................................       6,000         --             --                     6,000
                                                                       10,257         --             --                    10,257
                                                                  -----------    ---------    -----------             -----------
           Total current assets .................................      18,627           14           --                    18,641
Property and equipment, net
Investment in subsidiaries ......................................      44,677         --             --                    44,677
                                                                         --           --             --                      --
                                                                  -----------    ---------    -----------             -----------
           Total assets                                           $    63,304    $      14    $      --               $    63,318
                                                                  ===========    =========    ===========             ===========
             Liabilities and Shareholders' Deficit
Current liabilities:
   Accounts payable
   Accrued liabilities .......................................... $   288,696    $  13,741    $      --               $   302,437
   Notes payable to directors ...................................     156,055         --          (64,673) (i)             91,382
   Due to/from related parties ..................................        --           --             --                      --
   Note payable to related party ................................        --         13,690           --                    13,690
                                                                    2,267,495         --         (467,495) (e)          1,800,000
                                                                  -----------    ---------    -----------             -----------
                                                                    2,712,246       27,431       (532,168)              2,207,509
Long-term payables
                                                                      757,494         --             --                   757,494
Cumulative  redeemable  preferred  stock,  (pound)1  par
   value, 221,091 shares authorized, 221,091 shares issued
   and outstanding, at redemption value                                  --           --             --                      --
Shareholders' deficit:
   4% voting redeemable convertible preferred stock, $.001
     par value, 35,000,000 shares authorized, 34,343,662
     shares issued and outstanding
   Series A convertible preferred stock, $.001 par value, .......        --           --           34,344  (h)             34,344
     15,000,000 shares authorized, 8,000,000 shares issued and
     outstanding ................................................       8,000         --           (8,000) (h)               --
   Common stock , $.001 par value, 100,000,000 shares authorized,
     51,377,486 shares issued and outstanding ...................        --           --           51,377  (g,i,j)         51,377
   Common stock , $.001 par value, 50,000,000 shares authorized,
     5,020,000 shares issued and outstanding ....................        --          5,020         (5,020) (g)               --
   Common stock , $.001 par value, 50,000,000 shares authorized,
     9,000,000 shares issued and outstanding ....................       9,000         --           (9,000) (i)               --
   Common stock , (pound)1 par value, 19,609 shares authorized,
     19,609 shares issued and outstanding .......................        --           --             --                      --
   Common stock , 5p par value, 2,000,020 shares authorized,
     83,353 shares issued and outstanding .......................        --           --             --                      --
   Additional paid-in capital ...................................     502,453      164,100        271,930  (k,h,e,i)      938,483
   Deficit accumulated during the development stage .............  (3,248,995)    (196,537)       196,537  (k)         (3,248,995)
   Accumulated other comprehensive income (loss) ................    (676,894)        --             --                  (676,894)
                                                                  -----------    ---------    -----------             -----------

           Total shareholders' deficit ..........................  (3,406,436)     (27,417)       532,168              (2,901,685)
                                                                  -----------    ---------    -----------             -----------

           Total liabilities and shareholders' deficit .......... $    63,304    $      14    $         0             $    63,318
                                                                  ===========    =========    ===========             ===========

 See accompanying notes to unaudited pro forma consolidated financial statements

                        IN VIVO MEDICAL DIAGNOSTICS, INC.
                          (A Development Stage Company)
                        UNAUDITED PRO FORMA CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2003

                        **** SPLIT TABLE - SEE BELOW ****


                                            9/30/2003     9/30/2003      7/31/2003                      Pro Forma
                                            In Vivo DE     IVMD UK         Jopejo       Adjustments   Consolidated
                                            ----------   ------------    ------------    ----------   -----------
Sales ...................................   $     --     $    286,499    $       --      $     --     $   286,499
Cost of sales ...........................         --            7,904            --            --           7,904
                                            ----------   ------------    ------------    ----------   -----------
         Gross profit ...................         --          278,595            --            --         278,595
                                            ----------   ------------    ------------    ----------   -----------

Operating expenses:
     Research and development ...........         --          194,204         189,021          --         383,225
     Depreciation and amortization ......         --           13,691           7,438          --          21,129
     Impairment .........................         --             --              --            --            --
     General and administrative .........         --          755,653         199,207          --         954,860
                                            ----------   ------------    ------------    ----------   -----------
         Total operating expenses .......         --          963,548         395,666          --       1,359,214
                                            ----------   ------------    ------------    ----------   -----------

Operating loss ..........................         --         (684,953)       (395,666)         --      (1,080,619)

Interest expense ........................         --             --              --            --            --
                                            ----------   ------------    ------------    ----------   -----------
         Loss before income taxes .......         --         (684,953)       (395,666)         --      (1,080,619)

Provision for income taxes (benefit) ....         --             --              --            --            --
                                            ----------   ------------    ------------    ----------   -----------
         Net loss .......................   $     --     $   (684,953)   $   (395,666)   $     --     $(1,080,619)
                                            ==========   ============    ============    ==========   ===========

Net loss per share:
     Basic ..............................                                                             $     (0.01)
                                                                                                      ===========
     Weighted average shares outstanding:
         Basic ..........................                                                              75,410,437
                                                                                                      ===========
         Diluted ........................                                                              85,068,791
                                                                                                      ===========

                        IN VIVO MEDICAL DIAGNOSTICS, INC.
                          (A Development Stage Company)
                        UNAUDITED PRO FORMA CONSOLIDATED
                        STATEMENT OF OPERATIONS Continued
                      For the Year Ended September 30, 2003

                        **** SPLIT TABLE - SEE ABOVE ****



                                              9/30/2003                    Pro Forma
                                             In Vivo CO     Adjustments   Consolidated
                                             ------------    ----------   ------------
Sales ...................................    $        422    $     --     $    286,921
Cost of sales ...........................           2,000          --            9,904
                                             ------------    ----------   ------------
         Gross profit ...................          (1,578)         --          277,017
                                             ------------    ----------   ------------

Operating expenses:
     Research and development ...........            --            --          383,225
     Depreciation and amortization ......           2,083          --           23,212
     Impairment .........................          13,542          --           13,542
     General and administrative .........          20,546          --          975,406
                                             ------------    ----------   ------------
         Total operating expenses .......          36,171          --        1,395,385
                                             ------------    ----------   ------------

Operating loss ..........................         (37,749)         --       (1,118,368)

Interest expense ........................            --            --             --
                                             ------------    ----------   ------------
         Loss before income taxes .......         (37,749)         --       (1,118,368)

Provision for income taxes (benefit) ....            --            --             --
                                             ------------    ----------   ------------
         Net loss .......................    $    (37,749)   $     --     $ (1,118,368)
                                             ============    ==========   ============

Net loss per share:
     Basic ..............................      $    (0.00)                $      (0.01)
                                               ==========                 ============
     Weighted average shares outstanding:
         Basic ..........................      10,550,000                   85,960,437
                                               ==========                 ============
         Diluted ........................      10,550,000                   95,618,791
                                               ==========                 ============

See accompanying notes to unaudited pro forma consolidated financial statements

                        IN VIVO MEDICAL DIAGNOSTICS, INC.
                          (A Development Stage Company)
                        UNAUDITED PRO FORMA CONSOLIDATED
                             STATEMENT OF OPERATIONS
                     For the Nine Months Ended June 30, 2004

                        **** SPLIT TABLE - SEE BELOW ****


                                             6/30/2004      6/30/2004       4/30/2004                  Pro Forma
                                            In Vivo DE      IVMD UK          Jopejo     Adjustments   Consolidated
                                            ----------   ------------    ------------    ----------   -----------
Sales ...................................   $     --     $    445,142    $       --      $     --     $   445,142
Cost of sales ...........................         --              890            --            --             890
                                            ----------   ------------    ------------    ----------   -----------
         Gross profit ...................         --          444,252            --            --         444,252
                                            ----------   ------------    ------------    ----------   -----------

Operating expenses:
     Research and development ...........         --          224,744         192,405          --         417,149
     Depreciation and amortization ......         --           10,099           7,243          --          17,342
     General and administrative .........         --          637,783         166,253          --         804,036
                                                         ------------    ------------    ----------   -----------
         Total operating expenses .......         --          872,626         365,901          --       1,238,527
                                            ----------   ------------    ------------    ----------   -----------

Operating loss ..........................         --         (428,374)       (365,901)         --        (794,275)

Interest expense ........................         --             --              --            --            --
                                            ----------   ------------    ------------    ----------   -----------
         Loss before income taxes .......         --         (428,374)       (365,901)         --        (794,275)

Provision for income taxes (benefit) ....         --             --              --            --            --
                                            ----------   ------------    ------------    ----------   -----------
         Net loss .......................   $     --     $   (428,374)   $   (365,901)   $     --     $  (794,275)
                                            ==========   ============    ============    ==========   ===========

Net loss per share:
     Basic ..............................                                                             $     (0.01)
                                                                                                      ===========
     Weighted average shares outstanding:
         Basic ..........................                                                              75,410,437
                                                                                                      ===========
         Diluted ........................                                                              85,068,791
                                                                                                      ===========



                        IN VIVO MEDICAL DIAGNOSTICS, INC.
                          (A Development Stage Company)
                        UNAUDITED PRO FORMA CONSOLIDATED
                        STATEMENT OF OPERATIONS Continued
                     For the Nine Months Ended June 30, 2004

                        **** SPLIT TABLE - SEE ABOVE ****


                                               6/30/2004                    Pro Forma
                                              In Vivo CO     Adjustments   Consolidated
                                             ------------    -----------   ------------

Sales ...................................    $        341    $      --     $    445,483
Cost of sales ...........................             628           --            1,518
                                             ------------    -----------   ------------
         Gross profit ...................            (287)          --          443,965
                                             ------------    -----------   ------------

Operating expenses:
     Research and development ...........            --             --          417,149
     Depreciation and amortization ......            --             --           17,342
     General and administrative .........          16,505           --          804,036
                                             ------------    -----------   ------------
         Total operating expenses .......          16,505           --        1,238,527
                                             ------------    -----------   ------------

Operating loss ..........................         (16,792)          --       (1,160,176)

Interest expense ........................            --             --             --
                                             ------------    -----------   ------------
         Loss before income taxes .......         (16,792)          --       (1,160,176)

Provision for income taxes (benefit) ....            --             --             --
                                             ------------    -----------   ------------
         Net loss .......................    $    (16,792)   $      --     $ (1,160,176)
                                             ============    ===========   ============

Net loss per share:
     Basic ..............................     $     (0.00)                 $      (0.01)
                                              ===========                  ============
     Weighted average shares outstanding:
         Basic ..........................      10,550,000                    85,960,437
                                              ===========                  ============
         Diluted ........................      10,550,000                    95,618,791
                                              ===========                  ============

                        IN VIVO MEDICAL DIAGNOSTICS, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


Capitalization of In Vivo DE:

(a) Conversion of 221,091 shares of IVMD UK cumulative redeemable preferred stock, 19,609 shares of IVMD UK common stock and 83,353 shares of Jopejo into 8,000,000 shares of convertible preferred stock

(b) Issuance of 5,500,000 shares of In Vivo DE stock to Robert M. Rubin etal ("Financing Group"), 250,000, 125,000 and 125,000 shares of In Vivo DE stock to Victor Kaminsky, Stephen A. Weiss and Jay Kaplowitz ("Funding Group"), and 3,000,000 to the In Vivo DE Employee Benefit Trust.

(c) Shares issued to the Financing Group and Funding Group are subject to a repurchase agreement and are contingent upon completion of debt and/or equity financing.

(d) Forgiveness of debt of $1,666,586 resulting in $1,588,000 of In Vivo DE debt payable to Westek Limited.

Merger of In Vivo CO and In Vivo DE:

(e) Conversion of notes payable of $467,495 into 1,636,233 shares of common stock of In Vivo CO.

(f) Conversion of payables to related parties of $64,673 into 239,289 shares of In Vivo CO.

(g) Conversion of 5,020,000 shares of common stock of In Vivo CO into 10,550,000 shares of common stock of In Vivo CO.

(h) Conversion of 8,000,000 shares of In Vivo DE preferred stock into 34,343,662 shares of 4% voting redeemable convertible preferred stock.

(i) Conversion of 9,000,000 shares of In Vivo DE common stock into 38,637,253 shares of In Vivo CO common stock.

(j) Conversion of $64,673 of payables to employees for compensation into 239,289 shares of common stock of In Vivo CO.

(k) Issuance of 554,000 shares of common stock of In Vivo CO in exchange for legal servies.